SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 20, 2025

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading	Symbol	Name of each exchange on which registered
Common stock $0.5 par value	SCND	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 20, 2025, the employment agreement between Scientific Industries, Inc. (the “Company”) and Ms. Helena Santos, the Company’s President, Chief Executive Officer and interim Chief Financial Officer (“CFO”), was amended to extend the employment for an additional one (1) year period commencing July 1, 2025 and ending June 30, 2026 (the “Amendment Period”).  All other terms of the existing employment agreement remain the same, other than the base salary which shall be $200,000 during the Amendment Period.

On May 20, 2025, the employment agreement between the Company’s wholly owned subsidiary, Scientific Bioprocessing, Inc. (“SBI”) and Mr. John A. Moore, the Company’s Chairman of the Board, was amended to extend the employment for an additional one (1) year period commencing July 1, 2025 and ending June 30, 2026.  All other terms of the existing employment agreement remain the same, other than the base salary which shall be $165,000 during the Amendment Period.

A copy of the employment agreement amendments are attached hereto as exhibits. This summary description does not purport to be complete and is qualified in its entirety by reference to the form of the employment agreement amendments which are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 20, 2025, the Company announced the appointment of Ms. Helena Santos as its interim CFO until a suitable candidate can be appointed by the Company’s Board of Directors. Nicholas Lavacca, who had served as the Company’s CFO since April 18, 2025, left the Company on May 19, 2025 to pursue other opportunities.

Ms Santos, age 60, who is also a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer, Treasurer and, until April 2022, its Chief Financial Officer.

ITEM 9.01 Financial Statements and Exhibits

(a), (b), (c) not applicable

(d) Exhibits None

Exhibit No.	Description

10.1	Agreement, dated as of May 20, 2025, between Scientific Industries, Inc. and Helena Santos
10.2	Agreement, dated as of May 20, 2025, between Scientific Bioprocessing, Inc. and John A. Moore

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: May 21, 2025	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer and Chief Financial Officer

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